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                                                                   EXHIBIT 10(W)


                THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
                         AND COLLATERAL DOCUMENTATION

     This Agreement, entered as of the 26th day of October, 1998, by and between NATIONAL BANK OF CANADA, a chartered bank constituted under the Bank Act of Canada, with offices at 125 West 55th Street, New York, New York 10019 ("Bank" or "Lender"), MEDIVATORS, INC., a Minnesota corporation with offices at 2995 Lone Oak Circle, Eagan, Minnesota 55121 ("MediVators") and DISPOSAL SCIENCES, INC., a Minnesota corporation, with offices at 2995 Lone Oak Circle, Eagan, Minnesota 55121 ("Disposal").

                               R E C I T A L S:

     1. Borrowers are the "Borrowers" under a Loan and Security Agreement dated May 22, 1996 with National Canada Finance Corp. ("NCFC"). The Loan and Security Agreement, as amended by a First Amendment dated as of December 1, 1997 ("First Amendment"), and a Second Amendment dated as of July 1, 1998 is herein referred to as the "Loan Agreement". Lender is the successor in interest to NCFC under the Loan Agreement. Any capitalized terms utilized and not defined herein shall have the same meanings as are ascribed to them in the Loan Agreement.

     2. The Borrowers have requested, and Lender is considering the modification of certain terms of the Loan Documents. The parties wish in the interim to document modifications agreed upon at this time.

     Now therefore, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency


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of which are hereby acknowledged, the parties do hereby agree as follows:

     SECTION 1.  MODIFICATION OF LOAN AGREEMENT AND LOAN DOCUMENTS.

     1.1 LOAN AGREEMENT AMENDMENTS. The Loan Agreement is hereby amended as follows:

     (a) The last sentence of Section 2.1 is amended by deleting same in its entirety and substituting the following in its place and stead:

     The entire outstanding balance of principal, and any accrued and unpaid interest thereon, shall be due and payable and the Revolving Line of Credit Loan shall terminate on the earlier of: (i) August 31, 1999, or (ii) acceleration of the Obligations upon an Event of Default (the earlier of such dates being the "Revolving Line of Credit Termination Date").

     (b) Exhibit H is modified by changing the Leverage Ratio for July 31, 1998 to 0.86.

     1.2 AFFIRMATION. Except as modified herein, the Loan Agreement and Loan Documents shall remain in full force and effect.

     SECTION 2.  NO WAIVER OF DEFAULTS.

     2.1 NO WAIVER OF PAST DEFAULTS. Nothing contained herein and no action by Lender shall be deemed to constitute a waiver of any other Default under the Loan Documents.

     SECTION 3. BORROWER REPRESENTATIONS.

     3.1 CORPORATE AUTHORITY. Borrowers have the authority to enter into and perform their obligations under this Agreement. The execution, delivery and performance of this Agreement has been


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duly authorized by all requisite corporate action of Borrowers. Each of the
Borrower's Locations, the current locations of all Inventory, and the locations of each office at which each Borrower maintains Records concerning its Accounts Receivable or other Accounts and General Intangibles, and other financial matters, are solely as set forth in Exhibit E annexed.

     3.2 ENFORCEABILITY. This Agreement constitutes the legal valid and binding obligations of Borrowers and is enforceable against Borrowers in accordance with its terms.

     3.3 NO CONFLICT. The execution and delivery of this Agreement and the performance of the transactions contemplated hereby by each Borrower do not conflict with or result in any violation of each Borrower's Certificate of Incorporation or by-laws or any statute, rule or regulation applicable to or binding upon either Borrower. The execution, delivery and performance of this Agreement will not conflict with or result in any violation of any provision of any agreement, contract, instrument, order, writ, judgment, decree or other undertaking to which any Borrower is a party or is obligated or by which any Borrower's property is bound.

     3.4 AUTHORIZATION. The signatories executing this Agreement on behalf of Borrowers have been authorized by Borrowers to so execute this Agreement and the execution of this Agreement has been authorized by corporate resolution of each Borrower.


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     SECTION 4. GENERAL PROVISIONS.

     4.1 DOCUMENTS. By execution of this Agreement, Borrowers are simultaneously modifying all Loan Documents, including any promissory notes previously delivered by Borrowers, to conform to the terms of this Agreement, and all of such Loan Documents shall be deemed so modified. The Loan Documents shall otherwise remain in full force and effect.

     4.2 ENTIRE AGREEMENT. This Agreement and the Loan Documents and the instruments, agreements and certificates delivered simultaneously herewith, if any, or referred to herein, constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior and contemporaneous agreements, whether written or oral, except as otherwise provided herein.

     4.3 AMENDMENT. No provision of this Agreement may be waived or changed orally, but only by instrument in writing, signed by the party against whom enforcement of such change or waiver is sought.

     4.4 NOTICES. All notices and other communications hereunder shall be in writing and shall be effective when delivered personally or when mailed by certified or registered mail (return receipt requested) addressed at the addresses set forth hereinabove or to such other addresses as a party may designate to the other in writing.

     4.5 EFFECTIVE DATE. This Agreement and the amendments provided for herein shall take effect as of the date provided for


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herein or otherwise as of the date of this Agreement set forth hereinabove.

     4.6 UNENFORCEABILITY. Any provision of this Agreement which is prohibited or unenforceable shall be deemed severed from this Agreement without invalidating the remaining provisions or affecting the validity or enforceability of the remainder of this Agreement.

     4.7 COUNTERPART EXECUTION. This Agreement may be signed in any number of counterparts with the same effect as if the signatures thereto were upon the same instrument.

     4.8 HEADINGS. The Section headings contained herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Agreement.

     4.9 THIRD PARTIES. None of the obligations hereunder of any party shall inure to or be enforceable by any party other than a party of this Agreement.

     4.10 BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of, the successors in interest and the permitted assigns of the parties hereto.

     4.11 DEFAULT. Except as expressly set forth herein, Bank hereby specifically reserves all of its rights and remedies under the Loan Agreement and Loan Documents. If any Borrower fails to perform its obligations under this Agreement, Borrowers shall be in default hereunder and said default shall be a default under the Loan Documents.


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     4.12  OTHER DOCUMENTS. Bank and Borrowers agree to execute any and all other documents and to take such other actions as may be necessary to carry out the terms of this Agreement. All other documents shall be in a form and content acceptable to Bank.

     4.13 WAIVER OF TRIAL BY JURY. EACH BORROWER HEREBY, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, WAIVES ANY RIGHT SUCH BORROWER MAY HAVE OR HEREAFTER ACQUIRE TO A TRIAL BY JURY IN RESPECT TO ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT. Each borrower hereby certifies that neither Bank or any of its representatives, agents or counsel has represented, expressly or otherwise, that Bank would not, in the event of any such suit, action or proceeding seek to enforce this waiver of right to trial by jury. Each Borrower acknowledges that it has made this waiver knowingly, voluntarily and intentionally.

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be executed, all as of the day and year first above written.

ATTEST:                                MEDIVATORS, INC.

/s/ Michael Hopman                     By: /s/ Ric Rumble
----------------------------------        --------------------------------------
  Michael Hopman                            Ric Rumble

ATTEST:                                DISPOSAL SCIENCES, INC.

/s/ Michael Hopman                     By: /s/ Ric Rumble
----------------------------------        --------------------------------------
  Michael Hopman                            Ric Rumble

ATTEST:                                NATIONAL BANK OF CANADA

/s/ Timothy J. Smith                   By: /s/ John P. Leifer
----------------------------------        --------------------------------------
  Timothy J. Smith                          John P. Leifer


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